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                                                                    Exhibit 10.5

                                  ITXC CORP.
                         EMPLOYEE STOCK PURCHASE PLAN

            (As amended and restated effective September 24, 1999)



         I.       PURPOSE OF THE PLAN

                  This Employee Stock Purchase Plan is intended to promote the interests of ITXC Corp. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

         II.      ADMINISTRATION OF THE PLAN

                  The Plan Administrator shall have full authority to interpret and construe any provisions of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

         III.     STOCK SUBJECT TO PLAN

                  A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 500,000 shares, plus an annual increase to be added on January 1 each year beginning in the year 2000 equal to the least of (i) 600,000 shares, (ii) 1% of the outstanding shares (on a non-diluted basis) on such date or (iii) an amount specified by the Board of Directors.

                  B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.
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         IV.      OFFERING PERIODS

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                  B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in July 2001. The next offering period shall commence on the first business day in August 2001, and subsequent offering periods shall commence as designated by the Plan Administrator.

         V.       ELIGIBILITY

                  A. Each individual who is an Eligible Employee on the start date of the initial offering period shall be eligible to enter that offering period or any subsequent offering period under the Plan on the start date of any Purchase Period within the applicable offering period on which he or she remains an Eligible Employee.

                  B. Each individual who first becomes an Eligible Employee after the start date of the initial offering period shall be eligible to enter that offering period or any subsequent offering period under the Plan on the start date of any Purchase Period within the applicable offering period on which he or she is an Eligible Employee with at least three (3) months of service with the Corporation or any Corporate Affiliate.

                  C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

                  D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date; provided, however, that to participate in the Plan with respect to the first Purchase Period, an individual who is an Eligible Employee on the first day of such Purchase Period must file such forms with the Plan Administrator on or before such date as the Plan Administrator shall prescribe. The Entry Date of an Eligible Employee who files such forms on or before the date prescribed by the Plan Administrator shall be the first day of such first Purchase Period.

         VI.      PAYROLL DEDUCTIONS

                  A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Period within that offering

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period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                           (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

                           (ii) The Participant may, prior to the commencement of any new Purchase Period within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

                  B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                  C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

                  D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

         VII.     PURCHASE RIGHTS

                  A. Grant of Purchase Right. A Participant shall be granted a
                     -----------------------
separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing

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five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                  B. Exercise of the Purchase Right. Each purchase right shall
                     ------------------------------
be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

                  C. Purchase Price. The purchase price per share at which
                     --------------
Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause
(i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

                  D. Number of Purchasable Shares. The number of shares of
                     ----------------------------
Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 3,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                  E. Excess Payroll Deductions. Any payroll deductions not
                     -------------------------
applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded without interest.

                  F. Termination of Purchase Right. The following provisions
                     -----------------------------
shall govern the termination of outstanding purchase rights:

                                    (i)     A Participant may, at any time prior
         to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and, effective as soon as administratively practicable thereafter, no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions

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collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded without interest or held for the purchase of shares on the next Purchase Date applicable to such Participant. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible without interest.

              (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

              (iii) Should the Participant cease to remain an Eligible Employee for any reason (other than death or disability) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded without interest. Should the Participant cease to remain an eligible employee by reason of death or disability while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which such death or disability occurs shall, at the election of the Participant (or, in the event of the Participant's death, the personal representative of the Participant's estate), be immediately refunded without interest or held for the purchase of shares on the next Purchase Date. If no such election is made prior to the next Purchase Date, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible without interest.

              (iv) Should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then no further payroll deductions shall be collectable on the Participant's behalf during such leave, and the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw without interest all the payroll deductions collected on the Participant's behalf to date in that Purchase Period or (b) have such funds held for the purchase of shares at the end of such Purchase Period. Upon the Participant's return to active service following the approved leave, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the expiration date of the offering period in which such leave began.

              G.    Corporate Transaction.   Each outstanding purchase right
                    ---------------------
shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date in the offering period in which such
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Corporate Transaction occurs or (ii) the Fair Market Value per share of Common
Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable share limitations per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

                  The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporation Transaction.

                  H. Proration of Purchase Rights. Should the total number of
                     ----------------------------
shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and non-discriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded without interest.

                  I. Issuance of Stock Certificates. Certificates representing
                     ------------------------------
the shares of Common Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Purchase Period, except that the Plan Administrator may permit such shares to be held for the Participant's benefit by a broker approved by the Plan Administrator. Shares issued under the Plan may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property, as designated by the Participant in such manner as the Plan Administrator may require.

                  J. Assignability. During the Participant's lifetime, the
                     -------------
purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant other than by will or the laws of descent and distribution following the Participant's death.

                  K. Stockholder Rights. A Participant shall have no stockholder
                     ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

         VIII.    ACCRUAL LIMITATIONS

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would

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otherwise permit such Participant to purchase more than Twenty-Five Thousand
Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                           (i) The right to acquire Common Stock under each outstanding purchase right shall occur in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                           (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                  C. Should any purchase right of a Participant not accrue for a particular Purchase Period by reason of such accrual limitations, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded without interest.

                  D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

         IX.      EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was initially adopted by the Board on July 12, 1999 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporations shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial offering period hereunder shall be refunded without interest.

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                  B. Unless sooner terminated by the Board, the Plan shall
terminate upon the earliest of (i) the last business day in August 2009, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

         X.       AMENDMENT OF THE PLAN

                  The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. However, the Board may not, without the approval of the Corporation's stockholders, increase the aggregate number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization. In addition, any other amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable law.

         XI.      GENERAL PROVISIONS

                  A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                  B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                  C. The provisions of the Plan shall be governed by the laws of the State of New Jersey without resort to that State's conflict-of-laws rules.

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                                   Schedule A
                                   ----------

                          Corporations Participating in
                          Employee Stock Purchase Plan
                            As of the Effective Time
                            ------------------------


                                   ITXC Corp.
                               ITXC Asia PTE Ltd.

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                                   APPENDIX
                                   --------


                  The following definitions shall be in effect under the Plan:

                  A. Board shall mean the Corporation's Board of Directors.
                     -----

                  B. Cash Compensation shall mean the (i) regular base salary
                     -----------------
paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Cash Compensation shall not include any contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

                  C. Code shall mean the Internal Revenue Code of 1986, as
                     ----
amended.

                  D. Common Stock shall mean the Corporation's common stock.
                     ------------

                  E. Corporate Affiliate shall mean any parent or subsidiary
                     -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

                  F. Corporate Transaction shall mean either of the following
                     ---------------------
stockholder-approved transactions to which the Corporation is a party:

                           (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                  G. Corporation shall mean ITXC Corp., a Delaware corporation,
                     -----------
and any corporate successor to all or substantially all of the assets or voting stock of ITXC Corp. which shall by appropriate action adopt the Plan.

                  H. Effective Time shall mean the time at which the
                     --------------
Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

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                  I. Eligible Employee shall mean any person who is engaged, on
                     -----------------
a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

                  J. Entry Date shall mean the date an Eligible Employee first
                     ----------
commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

                  K. Fair Market Value per share of Common Stock on any relevant
                     -----------------
date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

                  L. 1933 Act shall mean the Securities Act of 1933, as amended.
                     --------

                  M. Participant shall mean any Eligible Employee of a
                     -----------
Participating Corporation who is actively participating in the Plan.

                  N. Participating Corporation shall mean the Corporation and
                     -------------------------
such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in Schedule A attached to the Plan.

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                  O. Plan shall mean the Corporation's Employee Stock Purchase
                     ----
Plan, as set forth in this document.

                  P. Plan Administrator shall mean the committee of two (2) or
                     ------------------
more Board members appointed by the Board to administer the Plan.

                  Q. Purchase Date shall mean the last business day of each
                     -------------
Purchase Period. The initial Purchase Date shall be March 31, 2000.

                  R. Purchase Period shall mean each successive six (6) month
                     ---------------
period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant; provided, however, that the first Purchase Period shall commence at the Effective Time and end on March 31, 2000 and the second Purchase Period shall commence on April 3, 2000 and end on July 31, 2000.

                  S. Stock Exchange shall mean either the American Stock
                     --------------
Exchange or the New York Stock Exchange.

                  T. Underwriting Agreement shall mean the agreement between the
                     ----------------------
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

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